Exhibit 99.1

Assertio Announces the Appointment of Brendan P. O’Grady as New CEO

LAKE FOREST, IL. – May 29, 2024 – Assertio Holdings, Inc. (“Assertio” or the “Company”) (Nasdaq: ASRT), a pharmaceutical company with comprehensive commercial capabilities offering differentiated products to patients, announced today that its Board of Directors has appointed Brendan P. O’Grady, a highly accomplished pharmaceutical executive, as the Company’s new Chief Executive Officer and a member of the board, effective today, May 29, 2024.

Mr. O’Grady, a senior healthcare executive with more than 30 years of experience accelerating sales growth and profitability, brings to Assertio a demonstrated understanding of multiple commercial models and a track record of market access success. Most recently, Mr. O’Grady was CEO of the Global Formulations business at Glenmark Pharmaceuticals, driving new product launches and focused on growing profitability in key markets. Prior, he was Chief Commercial and Growth Officer at Amwell, building a go-to-market strategy at the digital telehealth provider. He previously spent 21 years at Teva Pharmaceuticals, rising to CEO of Teva USA and EVP North America Commercial while scaling profitability, growth and productivity. Earlier in his Teva career, he was the Chief Commercial Officer for Global Specialty Medicines as well as Interim Head of Europe Specialty Medicines, Head of North American Generic Medicines, and Head of US Market Access. Mr. O’Grady holds a Bachelor of Science degree from State University of New York and Master of Business Administration degree from Baker University.

Peter Staple, Chairman of the Board, said, “The Board is delighted to welcome Brendan to Assertio as our new CEO. His exceptional leadership skills, strategic insights and track record of commercial and financial execution make him an ideal choice to lead Assertio forward.”

“I am truly honored to join the Assertio team as CEO,” said O’Grady. “I look forward to executing and building on the Company’s strategy, further diversifying our asset base and demonstrating ways to drive growth.”

Mr. Staple added, “On behalf of the Board, I want to thank Heather Mason for her invaluable leadership and guidance over the last several months as Interim CEO. We also look forward to Heather’s continuing contributions as she transitions back to her role as an independent director.”

About Assertio

Assertio is a commercial pharmaceutical company offering differentiated products to patients. We have built our commercial portfolio through acquisition or licensing of approved products. Our comprehensive commercial capabilities include marketing through both a sales force and a non-personal promotion model, market access through payor contracting, and trade and distribution. To learn more about Assertio, visit www.assertiotx.com.

Forward Looking Statements

Statements in this communication that are not historical facts are forward-looking statements that reflect Assertio’s current expectations, assumptions and estimates of future performance and economic conditions. These forward-looking statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to, among other things, future events or the future performance or operations of Assertio, including risks related to our ability to realize the benefits from our operating model, deliver or execute on our business strategy, including to expand or diversify our asset base and market reach and drive cash flows and growth, successfully integrate new assets, and explore new business development initiatives. All statements other than historical facts may be forward-looking statements and can be identified by words such as “anticipate,” “believe,” “could,” “design,” “estimate,” “expect,” “forecast,” “goal,” “guidance,” “imply,” “intend,” “may,” “objective,” “opportunity,” “outlook,” “plan,” “position,” “potential,” “predict,” “project,” “prospective,” “pursue,” “seek,” “should,” “strategy,” “target,” “would,” “will,” “aim,” “lead,” “forward,” “look” or other similar expressions that convey the uncertainty of future events or outcomes and are used to identify forward-looking statements. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the control of Assertio, including the risks described in Assertio’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (“SEC”) and in other filings Assertio makes with the SEC from time to time. Investors and potential investors are urged not to place undue reliance on forward-looking statements in this communication, which speak only as of this date. While Assertio may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to update or revise any forward-looking-statements contained in this press release whether as a result of new information or future events, except as may be required by applicable law.

Investor Contact

Matt Kreps, Managing Director

Darrow Associates

M: 214-597-8200

mkreps@darrowir.com